Exhibit 99.1

Caleres Reports Second Quarter Results and Updates Guidance

ST. LOUIS, September 12, 2024 - Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, today reported financial results for the second quarter 2024.

●	Reported Sales of $683.3 million, down 1.8% year-on-year;
●	Famous Footwear sales increased 1.5% versus the second quarter of 2023 with a later than expected back- to-school season;
●	Brand Portfolio sales declined 5.1% versus the second quarter of 2023 due to operational reporting challenges in connection with its SAP ERP implementation, and pockets of weak seasonal demand;
●	Improved second quarter consolidated gross margin rate to 45.5 percent, up 30 basis points year-on-year;
●	Reported $0.85 in earnings per share for the second quarter, below expectations;
●	Generated second quarter EBITDA of $57.2 million;
●	Announces restructuring actions that will result in $7.5 million in annualized SG&A savings and $2 million in SG&A savings in fiscal 2024;
●	Lowers fiscal 2024 outlook of net sales to down low-single-digits percent versus previous guidance of flat to up 2 percent;
●	Lowers fiscal 2024 outlook for earnings per diluted share to $3.94 - $4.09 versus prior guidance of $4.30 to $4.60 and provides guidance for adjusted earnings per diluted share of $4.00 to $4.15, which excludes $3 million in restructuring costs expected to occur in the third quarter.

“Caleres reported second quarter results that were below expectations. While our brands and products continue to resonate with consumers and we remain confident in our long-term vision, our second quarter results in both segments fell short of our potential. Our systems implementation led to lack of visibility that prevented us from delivering our expected results. We also experienced weak seasonal demand and back-to-school business came later than expected,” said Jay Schmidt, president and chief executive officer. “Despite the sales miss, our gross margin remained strong, driven by the Brand Portfolio. At the same time, Famous Footwear gained market share in the strategically important Kids category. Furthermore, back-to-school sales surged in August bringing the season in total in-line with our expectations.”

“We are confident in our ability to get back on track and have addressed the issues from the ERP implementation that temporarily impacted visibility. We are also accelerating certain restructuring actions to improve the efficiency and effectiveness of our teams. Looking ahead, we are confident in our ability to deliver earnings per share in line with our revised guidance,” said Schmidt. “Longer-term, we believe we are exceptionally well positioned to execute our strategic plan, invest to fuel our growth initiatives, and drive sustained value for our shareholders.”

Second Quarter 2024 Results

 (13-weeks ended August 3, 2024 compared to 13-weeks ended July 29, 2023)

●	Net sales were $683.3 million, down 1.8 percent from the second quarter of 2023;
●	Famous Footwear segment net sales increased 1.5 percent, with comparable sales down 2.9 percent
●	Brand Portfolio segment net sales declined 5.1 percent
●	Direct-to-consumer sales represented approximately 75 percent of total net sales
●	Gross profit was $310.9 million, while gross margin was 45.5 percent, up 30 basis points versus last year;
●	Famous Footwear segment gross margin of 45.0 percent, down 120 basis points versus last year
●	Brand Portfolio segment gross margin of 42.7 percent, up 140 basis points versus last year
●	SG&A as a percentage of net sales was 39.3 percent, reflecting planned investment in marketing at certain Lead Brands, international expansion and the implementation of the integrated SAP platform;

●	Net earnings of $30.0 million, or earnings per diluted share of $0.85, compared to net earnings of $33.9 million, or earnings per diluted share of $0.95 in the second quarter 2023 and adjusted net earnings of $35.2 million, or adjusted earnings per diluted share of $0.98 in the second quarter of 2023;
●	Inventory was flat to the second quarter 2023 in total;
●	Borrowings under the asset-based revolving credit facility were $146.5 million at the end of the period, down $98 million from the second quarter of 2023, and included the benefit from a deferred vendor payment of $49 million.

Capital Allocation Update

During the quarter, Caleres continued to invest in value-driving growth opportunities while at the same time returning cash to shareholders through our dividend. In the near term, the company expects to continue to focus on reducing debt and still expects borrowings under its asset-based revolving credit facility will be less than $100 million by 2026. Caleres will continue to consider business performance and market conditions as it evaluates all opportunities for free cash flow as the year progresses, including share repurchases.

Fiscal 2024 Outlook:

Caleres is revising its fiscal 2024 financial outlook. As previously noted, its fiscal 2024 is a 52-week year and compares to a 53-week year in fiscal 2023. The revised assumptions are summarized in the table below. Our tax rate expectation of 24% is unchanged.

Metric	Prior 2024 Annual Guidance	Revised 2024 Annual Guidance	Third Quarter Guidance
Sales Change	Flat to up 2%	Down low single digits	Flat to down 2%
Operating Margin	7.3% - 7.5%	7.0% - 7.1%
GAAP EPS	$4.30 - $4.60	$3.94 - $4.09	$1.24 - $1.34
Adjusted EPS	$4.30 - $4.60	$4.00 - $4.15*	$1.30 - $1.40*
Capital Expenditures	$60 - $70 million	$50 - $55 million

* Adjusted EPS excludes $0.06 associated with restructuring costs in the third quarter.

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Thursday, September 12, 2024. The webcast and associated slides will be available at https://investor.caleres.com/events-and-presentations. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay will be also available at https://investor.caleres.com/events-and-presentations/archive for a limited period. Investors may also access the replay by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13748562.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures and Metrics

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures and metrics. In particular, the company provides earnings before interest, taxes, depreciation and amortization (EBITDA) and estimated and future operating earnings, net earnings and earnings per diluted share, adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures, and the debt to EBITDA leverage ratio, which is a non-GAAP financial metric. These results are included as a complement to results provided in accordance with GAAP because management believes this non-GAAP financial measure and metric help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. This measure and metric should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by general economic conditions and other factors; (ii) inflationary pressures and supply chain disruptions (iii) rapidly changing consumer preferences and purchasing patterns and fashion trends; (iv) supplier concentration, customer concentration and increased consolidation in the retail industry; (v) intense competition within the footwear industry; (vi) foreign currency fluctuations; (vii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (viii) cybersecurity threats or other major disruption to the company’s information technology systems including those related to our ERP upgrade; (ix) the ability to accurately forecast sales and manage inventory levels; (x) a disruption in the company’s distribution centers; (xi) the ability to recruit and retain senior management and other key associates; (xii) the ability to secure/exit leases on favorable terms; (xiii) the ability to maintain relationships with current suppliers; (xiv) transitional challenges with acquisitions and divestitures; (xiv) changes to tax laws, policies and treaties; (xvi) our commitments and shareholder expectations related to environmental, social and governance considerations; (xvii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xvii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 3, 2024, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
($ thousands, except per share data)	August 3, 2024	July 29, 2023	August 3, 2024	July 29, 2023
Net sales	$683,317	$695,533	$1,342,515	$1,358,267
Cost of goods sold	372,439	381,360	722,542	741,412
Gross profit	310,878	314,173	619,973	616,855
Selling and administrative expenses	268,349	262,823	534,685	515,918
Restructuring and other special charges, net	—	1,647	—	1,647
Operating earnings	42,529	49,703	85,288	99,290
Interest expense, net	(3,332)	(5,128)	(7,111)	(10,751)
Other income, net	1,177	1,616	2,169	3,108
Earnings before income taxes	40,374	46,191	80,346	91,647
Income tax provision	(10,101)	(11,826)	(19,275)	(22,490)
Net earnings	30,273	34,365	61,071	69,157
Net earnings attributable to noncontrolling interests	315	422	173	487
Net earnings attributable to Caleres, Inc.	$29,958	$33,943	$60,898	$68,670

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.85	$0.95	$1.73	$1.91

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.85	$0.95	$1.73	$1.91

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	August 3, 2024	July 29, 2023
ASSETS
Cash and cash equivalents	$51,753	$47,098
Receivables, net	151,055	136,549
Inventories, net	661,146	660,690
Property and equipment, held for sale	16,777	16,777
Prepaid expenses and other current assets	58,969	53,709
Total current assets	939,700	914,823

Lease right-of-use assets	588,842	505,423
Property and equipment, net	169,459	157,717
Goodwill and intangible assets, net	197,792	209,314
Other assets	124,192	116,683
Total assets	$2,019,985	$1,903,960

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$146,500	$244,000
Trade accounts payable	396,450	350,020
Lease obligations	116,619	133,743
Other accrued expenses	200,854	228,608
Total current liabilities	860,423	956,371

Noncurrent lease obligations	508,950	429,192
Other liabilities	37,128	46,816
Total other liabilities	546,078	476,008

Total Caleres, Inc. shareholders’ equity	606,062	464,992
Noncontrolling interests	7,422	6,589
Total equity	613,484	471,581
Total liabilities and equity	$2,019,985	$1,903,960

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Twenty-Six Weeks Ended
($ thousands)	August 3, 2024	July 29, 2023
OPERATING ACTIVITIES:
Net cash provided by operating activities	$115,696	$125,176

INVESTING ACTIVITIES:
Purchases of property and equipment	(20,886)	(15,044)
Capitalized software	(922)	(1,833)
Net cash used for investing activities	(21,808)	(16,877)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	306,868	252,000
Repayments under revolving credit agreement	(342,368)	(315,500)
Dividends paid	(4,899)	(4,997)
Acquisition of treasury stock	(15,070)	(17,445)
Issuance of common stock under share-based plans, net	(8,457)	(10,010)
Contributions by noncontrolling interests	500	1,000
Net cash used for financing activities	(63,426)	(94,952)
Effect of exchange rate changes on cash and cash equivalents	(67)	51
Increase in cash and cash equivalents	30,395	13,398
Cash and cash equivalents at beginning of period	21,358	33,700
Cash and cash equivalents at end of period	$51,753	$47,098

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	August 3, 2024			July 29, 2023

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$29,958	$0.85		$33,943	$0.95

Charges/other items:
Expense reduction initiatives	—	—	—	1,647	1,224	0.03
Total charges/other items	$—	$—	$—	$1,647	$1,224	$0.03
Adjusted earnings		$29,958	$0.85		$35,167	$0.98

	(Unaudited)
	Twenty-Six Weeks Ended
	August 3, 2024			July 29, 2023

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$60,898	$1.73		$68,670	$1.91

Charges/other items:
Expense reduction initiatives	—	—	—	1,647	1,224	0.04
Total charges/other items	$—	$—	$—	$1,647	$1,224	$0.04
Adjusted earnings		$60,898	$1.73		$69,894	$1.95

	(Unaudited)
	Trailing Twelve Months Ended
	August 3, 2024		July 29, 2023

	Pre-Tax	Net Earnings (Loss)	Pre-Tax	Net Earnings (Loss)
	Impact of	Attributable	Impact of	Attributable
	Charges/Other	to Caleres,	Charges/Other	to Caleres,
($ thousands)	Items	Inc.	Items	Inc.

GAAP earnings		$163,619		$148,725

Charges/other items:
Deferred tax valuation allowance adjustments	$—	(26,654)	$—	(17,374)
Expense reduction initiatives	4,456	3,308	1,647	1,224
Organizational changes	—	—	2,910	2,723
Total charges/other items	$4,456	$(23,346)	$4,557	$(13,427)
Adjusted earnings		$140,273		$135,298

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	August 3,	July 29,	August 3,	July 29,	August 3,		July 29,		August 3,	July 29,
($ thousands)	2024	2023	2024	2023	2024		2023		2024	2023
Net sales	$420,289	$414,238	$285,497	$300,873	$(22,469)		$(19,578)		$683,317	$695,533
Gross profit	189,337	191,479	121,883	124,124	(342)		(1,430)		310,878	314,173
Gross margin	45.0%	46.2%	42.7%	41.3%	1.5%		7.3%		45.5%	45.2%
Operating earnings (loss)	34,384	40,630	23,620	26,828	(15,475)		(17,755)		42,529	49,703
Adjusted operating earnings (loss)	34,384	40,830	23,620	27,709	(15,475)		(17,189)		42,529	51,350
Operating margin	8.2%	9.8%	8.3%	8.9%	n/m	%	n/m	%	6.2%	7.1%
Adjusted operating earnings %	8.2%	9.9%	8.3%	9.2%	n/m	%	n/m	%	6.2%	7.4%
Comparable sales % (on a 13-week basis)	(2.9)%	(4.3)%	4.4%	3.9%	—%		—%		—%	—%
Company-operated stores, end of period	855	861	104	94	—		—		959	955

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	August 3,	July 29,	August 3,	July 29,	August 3,	July 29,	August 3,	July 29,
($ thousands)	2024	2023	2024	2023	2024	2023	2024	2023
Operating earnings (loss)	$34,384	$40,630	$23,620	$26,828	$(15,475)	$(17,755)	$42,529	$49,703
Charges/Other Items:
Expense reduction initiatives	—	200	—	881	—	566	—	1,647
Total charges/other items	—	200	—	881	—	566	—	1,647
Adjusted operating earnings (loss)	$34,384	$40,830	$23,620	$27,709	$(15,475)	$(17,189)	$42,529	$51,350

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	August 3,	July 29,	August 3,	July 29,	August 3,		July 29,		August 3,	July 29,
($ thousands)	2024	2023	2024	2023	2024		2023		2024	2023
Net sales	$769,841	$763,396	$602,708	$626,389	$(30,034)		$(31,518)		$1,342,515	$1,358,267
Gross profit	350,342	350,611	269,695	267,982	(64)		(1,738)		619,973	616,855
Gross profit rate	45.5%	45.9%	44.7%	42.8%	0.2%		5.5%		46.2%	45.4%
Operating earnings (loss)	51,240	57,686	65,045	69,497	(30,997)		(27,893)		85,288	99,290
Adjusted operating earnings (loss)	51,240	57,886	65,045	70,378	(30,997)		(27,327)		85,288	100,937
Operating earnings %	6.7%	7.6%	10.8%	11.1%	n/m	%	n/m	%	6.4%	7.3%
Adjusted operating earnings %	6.7%	7.6%	10.8%	11.2%	n/m	%	n/m	%	6.4%	7.4%
Comparable sales % (on a 26-week basis)	(2.6)%	(6.3)%	1.9%	7.0%	—%		—%		—%	—%
Company-operated stores, end of period	855	861	104	94	—		—		959	955

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	August 3,	July 29,	August 3,	July 29,	August 3,	July 29,	August 3,	July 29,
($ thousands)	2024	2023	2024	2023	2024	2023	2024	2023
Operating earnings (loss)	$51,240	$57,686	$65,045	$69,497	$(30,997)	$(27,893)	$85,288	$99,290
Charges/Other Items:
Expense reduction initiatives	—	200	—	881	—	566	—	1,647
Total charges/other items	—	200	—	881	—	566	—	1,647
Adjusted operating earnings (loss)	$51,240	$57,886	$65,045	$70,378	$(30,997)	$(27,327)	$85,288	$100,937

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	August 3, 2024	July 29, 2023	August 3, 2024	July 29, 2023
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$30,273	$34,365	$61,071	$69,157
Net earnings attributable to noncontrolling interests	(315)	(422)	(173)	(487)
Net earnings attributable to Caleres, Inc.	29,958	33,943	60,898	68,670
Net earnings allocated to participating securities	(1,065)	(1,513)	(2,278)	(2,990)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$28,893	$32,430	$58,620	$65,680

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	33,883	34,280	33,838	34,343
Dilutive effect of share-based awards	106	—	106	—
Diluted common shares attributable to Caleres, Inc.	33,989	34,280	33,944	34,343

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.85	$0.95	$1.73	$1.91

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.85	$0.95	$1.73	$1.91

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	August 3, 2024	July 29, 2023	August 3, 2024	July 29, 2023
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$30,273	$35,589	$61,071	$70,381
Net earnings attributable to noncontrolling interests	(315)	(422)	(173)	(487)
Adjusted net earnings attributable to Caleres, Inc.	29,958	35,167	60,898	69,894
Net earnings allocated to participating securities	(1,065)	(1,568)	(2,278)	(3,044)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$28,893	$33,599	$58,620	$66,850

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	33,883	34,280	33,838	34,343
Dilutive effect of share-based awards	106	—	106	—
Diluted common shares attributable to Caleres, Inc.	33,989	34,280	33,944	34,343

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.85	$0.98	$1.73	$1.95

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.85	$0.98	$1.73	$1.95

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND DEBT/EBITDA LEVERAGE RATIO (NON-GAAP METRICS)

	(Unaudited)
	Thirteen Weeks Ended
($ thousands)	August 3, 2024	July 29, 2023
EBITDA:
Net earnings attributable to Caleres, Inc.	$29,958	$33,943
Income tax provision	10,101	11,826
Interest expense, net	3,332	5,128
Depreciation and amortization (1)	13,818	12,734
EBITDA	$57,209	$63,631

EBITDA margin	8.4%	9.1%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$29,958	$35,167
Income tax provision (3)	10,101	12,249
Interest expense, net	3,332	5,128
Depreciation and amortization (1)	13,818	12,734
Adjusted EBITDA	$57,209	$65,278

Adjusted EBITDA margin	8.4%	9.4%

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	August 3, 2024	July 29, 2023
EBITDA:
Net earnings attributable to Caleres, Inc.	$163,619	$148,725
Income tax provision	6,275	20,996
Interest expense, net	15,703	20,132
Depreciation and amortization (1)	55,140	50,105
EBITDA	$240,737	$239,958

EBITDA margin	8.6%	8.4%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$140,273	$135,298
Income tax provision (3)	34,077	38,980
Interest expense, net	15,703	20,132
Depreciation and amortization (1)	55,140	50,105
Adjusted EBITDA	$245,193	$244,515

Adjusted EBITDA margin	8.8%	8.6%

	(Unaudited)
($ thousands)	August 3, 2024	July 29, 2023
Debt/EBITDA leverage ratio:
Borrowings under revolving credit agreement (4)	$146,500	$244,000
EBITDA (trailing twelve months)	240,737	239,958
Debt/EBITDA	0.6	1.0

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Total availability under the revolving credit agreement was $344.1 million and $245.3 million as of August 3, 2024 and July 29, 2023, respectively. Total liquidity, which includes cash and cash equivalents and availability under the revolving credit agreement, was $395.9 million and $292.4 million for the respective periods.

SCHEDULE 9

CALERES, INC.
RECONCILIATION OF DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS) – GUIDANCE

	(Unaudited)
	Third Quarter 2024		Fiscal 2024
	Low	High	Low	High

GAAP diluted earnings per share	$1.24	$1.34	$3.94	$4.09
Charges/other items:
Restructuring costs	0.06	0.06	0.06	0.06
Adjusted diluted earnings per share	$1.30	$1.40	$4.00	$4.15

Investor Contact:

Liz Dunn

ldunn@caleres.com